EXHIBIT A

                              SERIES OF THE TRUST

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SERIES                                                                     EFFECTIVE DATE
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
First Trust Preferred Securities and Income ETF                           February 1, 2013
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First Trust Managed Municipal ETF                                           April 3, 2014
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First Trust Long/Short Equity ETF                                          August 26, 2014
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First Trust Emerging Markets Local Currency Bond ETF                      October 20, 2014
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First Trust RiverFront Dynamic Europe ETF                                 February 2, 2016
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First Trust RiverFront Dynamic Asia Pacific ETF                           February 2, 2016
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First Trust RiverFront Dynamic Emerging Markets ETF                       February 2, 2016
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First Trust RiverFront Dynamic Developed International ETF                February 2, 2016
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First Trust Horizon Managed Volatility Domestic ETF                        August 22, 2016
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First Trust Horizon Managed Volatility Developed International ETF         August 22, 2016
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First Trust California Municipal High Income ETF                            June 16, 2017
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First Trust Institutional Preferred Securities and Income ETF              August 14, 2017
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